SCHEDULE OF INVENTORIES, NET (Details) - DIH Holding US, Inc. [Member] - USD ($) $ in Thousands	Jun. 30, 2023	Mar. 31, 2023	Mar. 31, 2022
Restructuring Cost and Reserve [Line Items]
Raw materials and spare parts	$ 6,400	$ 5,908	$ 5,108
Work in process	1,788	1,146	1,362
Finished goods	1,761	593	1,489
Less: reserves	(2,189)	(1,526)	(3,167)
Total inventories, net	$ 7,760	$ 6,121	$ 4,792